EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert W. Hill, Chief Financial Officer, Treasurer and Secretary of InterDent Service Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2006 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT W. HILL
Robert W. Hill

Chief Financial Officer, Treasurer and Secretary

May 12, 2006